QUEST ENERGY INC.

Non-Negotiable, Secured Promissory Note

Principal Amount: US$1,000,000.00 **Date: May 9, 2018**

FOR VALUE RECEIVED, the undersigned, QUEST ENERGY INC., an Indiana corporation (the "Obligor"), hereby unconditionally promises to pay to the order of ENCECO, INC., an Ohio Subchapter S Corporation (the "Holder"), the sum of ONE MILLION DOLLARS (US$1,000,000.00), in lawful money of the United States of America. The Loan evidenced by this Non-Negotiable, Secured Promissory Note (the "Note") secures the Obligor's obligation to repurchase certain equipment from the Holder pursuant to the terms of that certain Bill of Sale and Repurchase Agreement, of even date herewith, between Holder and Obligor ("Bill of Sale"). The principal amount of this Note shall be reduced dollar for dollar for every installment repurchase payment made by obligor under the Bill of Sale. For clarity, the principal amount hereunder shall not be reduced for any other payments made under the Bill of Sale, including, but not limited to the $30,000 monthly usage fee, the $10,000 installment payment deferral fee and any other costs, taxes, fees and expenses.

This Note will carry no regular rate of interest, but will be subject to default interest as provided below. This Note is intended by the parties to be fully integrated with the Bill of Sale, and any fees or other amounts due under the Bill of Sale will be additional amounts due under this Note. The remaining unpaid principal amount of this Note plus such fees and other amounts due under the Bill of Sale plus any default interest shall be defined as the "Loan Amount".

Notwithstanding the foregoing, this Note shall be repaid in full with principal and accrued interest due and owing upon the earlier of: (i) the date of any (a) equity raise by Obligor or its subsidiaries or affiliates (each an "Obligor Party") or (b) debt or other financing by any Obligor Party creating any indebtedness to any Obligor Party or (ii) September 24, 2018.

The Loan Amount is payable in US Dollars at the Holder's offices located at 3694 Seaford Drive, Columbus, Ohio 43220. Obligor may prepay all or any part of the principal amount evidenced by this Note without prepayment penalty or premium and without any notice to Holder. To facilitate and expedite Obligor's payment to Holder hereunder, Holder shall provide Obligor with its applicable wiring instructions.

If at any time Holder receives, from Obligor or otherwise, any amount applicable to this Note which is less than all amounts due and payable at such time, Holder may apply that payment to amounts then due and payable under this Note in any manner and in any order determined by Holder, in Holder's discretion. Obligor agrees that neither Holder's acceptance of a payment from Obligor in an amount that is less than all amounts then due and payable nor Holder's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

To secure Obligor's obligations hereunder, Obligor hereby grants unto Holder a lien on and first priority (and pari-passu with existing loans not to exceed $5.744 million from Golden Properties Ltd. to Obligor) security interest in all of Obligor's assets (whether directly or indirectly owned, real or personal, tangible or intangible) including, without limit, the equipment listed on the Quest Master Equipment provided to Holder by Obligor plus any equipment not listed therein acquired or to be acquired from Callidus Capital Corporation. Obligor shall, from time to time, upon Holder's request, execute and deliver such mortgages,

pledge agreements, security agreements, UCC filings and other agreements and documents as Holder reasonably requests in order to perfect such liens and security interests.

If an Event of Default (as defined below) has occurred and is continuing, the entire unpaid principal balance, any accrued interest, and all other amounts payable under this Note or under the Bill of Sale shall at once become due and payable, at the option of Holder, without any prior notice to Obligor (except if notice is required by applicable law, then after such notice). Additionally, Obligor shall pay Holder monthly default interest at the rate of 20% per year on the average daily Loan Amount. Holder may exercise this option to accelerate regardless of any prior forbearance.

The following shall constitute events of default (each, an "Event of Default"):

- Obligor fails to pay any amount when due hereunder, whether at stated maturity, by acceleration, or otherwise or otherwise fails to perform or breaches a covenant in the Bill of Sale or this Note, and Obligor fails to cure any breach of covenant within ten (10) days after written notice from the Holder to the Obligor notifying of such breach;
- If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Obligor shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator, or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due; or
- If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Obligor in an involuntary case or (ii) appoints a trustee, receiver, assignee, liquidator, or similar official for Obligor or substantially all of Obligor's assets or properties.

Obligor shall pay a late charge equal to five percent (5.0%) of any payment not received by Holder within five (5) days after the due date thereof. Obligor agrees that such late charge is not a charge for the use of the money, but is imposed to compensate Holder for some administrative services, costs and losses associated with any default (including a payment default upon maturity) under this Note, and such late charge is fully earned and nonrefundable when accrued. Collection or acceptance by Holder of such late charge shall not constitute a waiver of any remedies of Holder provided herein or otherwise at law.

Obligor hereby waives demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that Obligor's liability under this Note shall not be affected by any renewal or extension in time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, release or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

No waiver by Holder of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Holder; no delay or omission in the exercise or enforcement by Holder of any rights or remedies

shall ever be construed as a waiver of any right or remedy of Holder; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Holder.

Obligor hereby agrees to indemnify and hold harmless the Holder and its agents and employees from and against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs and disbursements, which may be imposed or incurred by any of them in connection with this Note, including, without limitation, those asserted by the Obligor or any other third party, except that no such party will be indemnified for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party

This Note is being executed and delivered, and is intended to be performed in the State of Ohio. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Ohio shall govern the validity, construction, enforcement and interpretation of this Note. This Note is secured.

All obligations of any party under this Note shall be joint and several, and all references to Obligor shall mean each and every party signatory. This means that each party signing below is responsible for all obligations in this Note. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Note.

Holder hereby agrees that this Note is a non-negotiable instrument and may not be sold, conveyed, assigned, or transferred. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, Obligor promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of the Holder.

QUEST ENERGY INC.

By: ______________________________
Its:

ACCEPTED AND AGREED BY:
ENCECO, INC.

By: ______________________________
Its: Vice President and Secretary